Exhibit 99.2

HIGHWOODS REALTY LIMITED PARTNERSHIP

NOTICE OF GUARANTEED DELIVERY

Offer to Exchange

Any and All Outstanding 5.85% Notes Due 2017

for

Registered 5.85% Notes Due 2017

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ,                     2007, UNLESS EXTENDED BY THE COMPANY (SUCH DATE AND TIME, AS EXTENDED, THE “EXPIRATION DATE”). EXCEPT AS PROVIDED IN THE PROSPECTUS, TENDERED OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

As set forth in the Prospectus dated                     , 2007 (the “Prospectus”) of Highwoods Realty Limited Partnership, a North Carolina limited partnership (the “Company”), under the caption “The Exchange Offer – Guaranteed Delivery Procedures,” and in the accompanying Letter of Transmittal (the “Letter of Transmittal”), this Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to accept the Company’s offer to exchange (the “Exchange Offer”) its registered 5.85% Notes due 2017 (the “Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all outstanding 5.85% Notes due 2017 (the “Outstanding Notes”), if certificates for Outstanding Notes are not immediately available or if such certificates for Outstanding Notes or any other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date, or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mailed to the Exchange Agent.

Delivery to the Exchange Agent:

U.S. Bank National Association

Specialized Finance

60 Livingston Avenue

St. Paul, MN 55104

Mailcode: EP-MN-WS2N

By Facsimile Transmission (for eligible institutions only): (651) 495-8158 Attn: Specialized Finance	Confirm by Telephone: (800) 934-6802

Delivery of this instrument to an address other than as set forth above or transmissions of instructions via a facsimile number other than as set forth above will not constitute a valid delivery.

For any questions regarding this Notice of Guaranteed Delivery or for any additional information, please contact the Exchange Agent by telephone at (800) 934-6802.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal described below is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of each of which is hereby acknowledged, the principal amount of Outstanding Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

All authority herein conferred or agreed to be conferred in this Notice of Guaranteed Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of, the undersigned.

Principal Amount of Outstanding Notes Tendered for Exchange: (must be in denominations of $1,000): $____________________________________	(Check box if Outstanding Notes will be tendered by book-entry transfer): ☐ The Depository Trust Company Account Number: ______________________________

Outstanding Note Certificate No(s). (if available):

PLEASE SIGN HERE

X____________________________________________________	X_______________________________________________

X____________________________________________________	X_______________________________________________
Signature(s) of Owner(s) or Authorized Signatory	Date

Must be signed by the holder(s) of Outstanding Notes as their names(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es):

Name(s)__________________________________________________________________________________

_________________________________________________________________________________________

Capacity__________________________________________________________________________________

Address(es)________________________________________________________________________________

_________________________________________________________________________________________

(include Zip Code)

Area Code and Telephone Number _____________________________________________________________

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, an Eligible Institution, having an office or correspondent in the United States, hereby (a) represents that the above named person(s) “own(s)” the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees either to deliver to the Exchange Agent the certificates representing all the Outstanding Notes tendered hereby, in proper form for transfer and together with a properly completed and duly executed Letter of Transmittal, or a facsimile thereof or agent’s message in lieu thereof, or to deliver such Outstanding Notes pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at The Depository Trust Company (“DTC”), together with a confirmation of a book-entry transfer of the tendered Outstanding Notes into the Exchange Agent’s account at DTC, and, in either case, to deliver any other required documents, all within three New York Stock Exchange trading days after the Expiration Date.

____________________________________________________	____________________________________________________
Name of Firm	Authorized Signature
____________________________________________________	____________________________________________________
Address	Name
____________________________________________________	____________________________________________________
Zip Code	Title

Area Code and Tel. No. ________________________	Dated , 2007

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS NOTICE. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1.	Delivery of This Notice of Guaranteed Delivery.

A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Delivery and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight delivery or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2.	Signatures on This Notice of Guaranteed Delivery

If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates for such Outstanding Notes without any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the holder of such Outstanding Notes, the signature must correspond exactly with the name shown on the security position listing as the holder of such Outstanding Notes.

If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed or a participant of DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the certificates for the Outstanding Notes or signed as the name of the participant is shown on DTC’s security position listing.

If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, submit with this Notice of Guaranteed Delivery evidence satisfactory to the Company of such person’s authority to act. An Eligible Institution (as defined in the Prospectus) must guarantee that signature.

3.	Requests for Assistance or Additional Copies

Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover hereof.

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